January 23, 1998


Mr. David L. Wills
Branch Chief
U.S. Securities and Exchange Commission
Division of Investment Management
Mail Stop # 10-5
450 5th Street, N.W.
Washington, DC  20549


     RE:  WT Liquid Assets Trust
              File No.  333-4403


Dear Mr. Wills:

     In reply to your letter of December 19, 1997 to Mr Darrell Mounts, this will confirm my telephone conversation earlier this week with Ms. Patricia Williams of your office. As Ms. Williams and I discussed, the above-referenced registrant intends to file a pre-effective amendment to its registration statement on Form N1-A no later than March 18, 1998 and, accordingly, respectfully requests that the Commission abstain from causing the registration to be abandoned before that date.

      Our delay in advancing this filing has not been due to lack of interest or oversignt, but rather to developments affecting our planning as to how the fund will fit within our fund family for marketing purposes. We anticipate that these issues will be resolved within the next sixty days, and would appreciate the Commission's continued forbearance until that date in this regard.

     Should you require any further information regarding this matter or filing in general, I would be pleased to hear from you at the number idicated above.

                                   Sincerely,

                               /s/ Carl M. Rizzo
                                   Carl M. Rizzo

cc:  Robert J. Christian
     Nina M. Webb